Rule 497(e)

File Nos. 333-79865

811-09371

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

of

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED

VARIABLE ANNUITY CONTRACT

SUPPLEMENT DATED DECEMBER 28, 2009

TO THE PROSPECTUS DATED MAY 1, 2009

Effective January 1, 2010, Contracts will no longer be offered for sale to new investors.  The Company will continue to honor benefits and process your requests on existing Contracts.  Existing Contract owners may, subject to the terms and conditions contained in the prospectus:

•                  allocate new premium payments to an existing Contract;

•                  transfer amounts in and out of the Contract’s Subaccounts and Declared Interest Option;

•                  withdraw amounts from the Subaccounts and Declared Interest Option; and/or

•                  maintain current investments in the Subaccounts and Declared Interest Option.

Effective January 1, 2010, Southern Farm Bureau Fund Distributor, Inc. (“SFB Fund Distributor”) will no longer serve as distributor and principal underwriter for the Contracts. The Company will assume any residual administrative responsibilities of SFB Fund Distributor in connection with continuing premium payments to existing Contracts, including the collection of additional premiums.

This Supplement must be accompanied by or read in conjunction with the current
Prospectus, dated May 1, 2009.  This Supplement should be retained for future reference.